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                                                                    EXHIBIT 99.1




                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as Chief Executive Officer of Western Digital Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      - the Quarterly Report of the Company on Form 10-Q for the period ended December 27, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 7, 2003


                                                   /s/   Matthew E. Massengill
                                                   -----------------------------
                                                   Matthew E. Massengill
                                                   Chief Executive Officer